UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                          _________________________

                                  Form 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                                June 10, 1999
                      ---------------------------------
                               Date of Report
                      (Date of earliest event reported)


                     ESTERLINE TECHNOLOGIES CORPORATION
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             (Exact Name of Registrant as Specified in Charter)

          Delaware                   001-06357              13-2595091
----------------------------   ---------------------    -------------------
(State or Other Jurisdiction   (Commission File No.)       (IRS Employer
     of Incorporation)                                  Identification No.)

              10800 NE 8th Street, Bellevue, Washington  98004
    -----------------------------------------------------------------------
        (Address of principal executive offices, including Zip Code)

                               (425) 453-9400
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            (Registrant's telephone number, including area code)


Item 5.  Other Events

      On June 10, 1999, Esterline Technologies announced that Robert D. George was promoted to Vice President and Chief Financial Officer. He will succeed Robert W. Stevenson who is retiring on July 1, after 31 years with Esterline and its predecessor organizations.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (c)  Exhibits
           --------

           99.2       Press Release issued by the Registrant on June 10, 1999.



                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Esterline Technologies Corporation
                                                    (Registrant)


Dated:  June 16, 1999                  By:  /s/ Robert W. Cremin
                                            -------------------------------
                                                  Robert W. Cremin
                                                    President and
                                               Chief Executive Officer



                                EXHIBIT INDEX

Exhibit Number                           Description
--------------                           -----------

     99.2          Press Release issued by the Registrant on June 10, 1999.